Exhibit 99.1
Residential Capital Corporation AFSA Finance Industry Conference Baltimore May 2006

Legal Notice This presentation is not, and is not intended to be, an offer to sell any security or the solicitation of an offer to purchase any security. Securities may only be offered pursuant to a prospectus that meets the requirements of applicable state and federal securities laws or pursuant to an exemption from registration requirement thereof. This presentation may contain forward-looking statements within the meaning of the federal securities laws. In some cases, you can identify these statements by our use of forward- looking words such as "may," "will," "should," "anticipate," "estimate," "expect," "plan," "believe," "predict," "potential," "project," "intend," "could" or similar expressions. In particular, statements regarding our plans, strategies, prospects and expectations regarding our business are forward-looking statements. You should be aware that these statements and any other forward-looking statements in this presentation only reflect our expectations and are not guarantees of performance. These statements involve risks, uncertainties and assumptions. Many of these risks, uncertainties and assumptions are beyond our control, and may cause actual results and performance to differ materially from our expectations. Important factors that could cause our actual results to be materially different from our expectations include the risks and uncertainties set forth in our Annual Report on Form 10-K under the heading "Risk Factors." Accordingly, you should not place undue reliance on the forward-looking statements contained in this presentation. These forward-looking statements speak only as of the date on which the statements were made. We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

ResCap Overview 5 Investor Communication Liquidity and Funding 4 Corporate Structure and Financial Update 1 6 Segment Highlights GMAC Residential and Residential Capital Group Business Capital Group International Business Group 3 2 Risk Management and Asset Quality Appendix

Key Points Strong financial position U.S. and International market leader Diversified business model Proven access to capital markets as an independent entity Closing of GMAC sale will provide significant benefits to ResCap

Corporate Structure and Financial Update

Residential Capital Corporation U.S. Residential Mortgage Finance Businesses--GMAC Residential & Residential Capital Group Origination, purchase, sale and securitization of residential mortgage loans Primary and master servicing Warehouse lending Portfolio management of residential mortgage loans and retained interests Business Capital Group Financing for residential land developers and homebuilders, resort and healthcare-related companies International Business Group Origination, purchase, sale and securitization of residential mortgage loans in the UK, The Netherlands, Germany, Canada and Mexico Our globally diversified businesses include: Net Income of $201 Million for the Quarter Ended 3/31/06

History of Performance History of Performance History of Performance ResCap delivers strong financial performance $ in Millions $ in Billions $ in Billions Net Income for the Period Ended Total Revenue for the Period Ended Total Assets for the Period Ended

Segment Highlights-GMAC Residential and Residential Capital Group

U.S. Loan Production and Servicing Market Share

We continue to maintain our strong market position in the U.S. mortgage market

Loan Production as of 3/31/06

Company	Volume ($B)	Market Share
Countrywide	$103	15.4%
Wells Fargo	$91	13.5%
WaMu	$52	7.8%
Chase Home Fin.	$41	6.1%
ResCap *	$36	5.4%
CitiMortgage	$36	5.3%
Bank of America	$36	5.3%
IndyMac	$20	3.0%
Wachovia	$15	2.2%
HSBC, Finance	$14	2.2%
Total Top 10	**$444**	66.2%
Total Industry	**$670**	

Source: Inside Mortgage Finance – April 28, 2006

** ResCap loan production data does not include seasoned loan production*

Servicing as of 3/31/06

Company	Volume ($B)	Market Share
Countrywide	$1,153	12.3%
Wells Fargo	$1,052	11.2%
WaMu	$755	8.0%
Chase Home Fin.	$621	6.6%
CitiMortgage	$412	4.4%
ResCap*	$409	4.4%
Bank of America	$379	4.0%
ABN AMRO	$208	2.2%
National City	$169	1.8%
PHH	$155	1.7%
Total Top 10	**$5,313**	**56.6%**
Total Industry	**$9,400**	

Source: Inside Mortgage Finance – May 5, 2006

** Includes loans for which we acted as subservicer*

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U.S. Production and Servicing by Product U.S. Production and Servicing by Product Servicing Portfolio for the Quarter Ended 3/31/06 $368 Billion* Production for the Quarter Ended 3/31/06 $36 Billion U.S. loan production and servicing portfolio are comprised predominantly of prime quality mortgages Prime Conforming Prime Non-Conforming Prime Second-Lien Government Nonprime * Excludes loans for which we acted as a subservicer that totaled an unpaid principal balance of $41.8billion as of 3/31/2006 * Excludes loans for which we acted as a subservicer that totaled an unpaid principal balance of $41.8billion as of 3/31/2006

U.S. Production and Servicing Statistics Production Maintained our mix of multiple channels to generate loans. For the quarter ended 3/31/06 our mortgage loan production by channel is summarized as: Retail Branches: $3.6 billion of production Direct Lending (other than retail branches): $3.1 billion of production Mortgage Brokers: $7.1 billion of production Correspondent lender and secondary market purchases: $22.3 billion of production Servicing 3 million customers with operational capacity to serve over 10 million Creating a unique single servicing platform that will enhance our capabilities to drive income and market share growth by supporting both mortgage and non-mortgage loan products Continue to increase servicing efficiency and reduce operating costs Growing fee-based subservicing business

U.S. Housing and Mortgage Market Near-Term Expectations Short-term rates are expected to continue to rise One-to-four family first-lien mortgage originations are expected to contract 23% from 2005 volume to $2.2 trillion in 2006 On a national basis, the market expects price appreciation, but at a more moderate pace Housing market remains strong, but combined new and existing home sales in 2006 are expected to be down 9% from 2005 Anticipate that margins will be tighter for loan production and increasing pressure on net interest margin, while servicing asset returns may improve

Segment Highlights-Business Capital Group

Business Capital Group's Diverse Portfolio Business Capital Group's 3/31/06 portfolio of $6.0 billion grew 71% versus 12/31/03 Increasing diversification within the Business Capital Group $3.5 $5.6 Outstandings for the Period Ended $ In Billions $6.0 $6.0

Revenue Growth and Diversification Significant revenue growth and diversification since 12/31/03 diversification since 12/31/03 diversification since 12/31/03 Revenue Mix of $155 Million for the Year Ended 12/31/03 Revenue Mix of $102 Million for the Quarter Ended 3/31/06 RC = Residential Construction RE = Residential Equity MHF = Model Home Finance HC = Healthcare Finance RF = Resort Finance RF = Resort Finance RF = Resort Finance RF = Resort Finance

Segment Highlights-International Business Group

International Business Diversification International loan production continues to expand across multiple markets Top 10 originator in the United Kingdom (U.K.) and The Netherlands Well established Continental European (C.E.) lending platforms in The Netherlands and Germany Initiated operations in both Australia and Spain and have made small strategic investments in Chile and Brazil Growing mortgage lending business in Mexico and Canada Mexico and Canada Mexico and Canada Mexico and Canada Mexico and Canada Mexico and Canada Mexico and Canada Mexico and Canada Mexico and Canada Mexico and Canada Mexico and Canada Mexico and Canada Mexico and Canada Mexico and Canada International Loan Production of $8.0 Billion for the Year Ended 12/31/03 International Loan Production of $5.5 Billion for the Quarter Ended 3/31/06 3/31/06 3/31/06 3/31/06

Revenue by Country $ In Millions ResCap is diversifying revenues across markets * Figures do not include IBG administration $174 $278 $382 IBG Revenue by Country* $ $114 $114

Risk Management and Asset Quality

Risk Management Risk management policies require the following: Valuation and sensitivities of all positions are provided and/or reviewed by independent internal parties. Model assumptions changes are documented and approved Illiquid assets utilize benchmark pricing and survey comparisons of key assumptions The use of derivative and non-derivative hedge instruments only to mitigate risk of a portfolio position Limit review and reporting (primary Market Value limits and secondary VaR limits) Limit escalation process

Market Rate Risk Management

Market rate risk management process:

- **Scenario Analysis - (MSRs, Residuals, HFI, other) are subject to the following:**
  - +/-200, +/-150, +/-100, +/-50, +/-25 bps
  - Spread Risk +/-
  - Rate Volatility Risk +/-
  - Curve Risk +/-
- **Value at Risk**
- **Horizon Analysis**
  - Inclusion of total ResCap expected earnings into the hedge profile
  - Captures the ResCap's revenue sensitivity over 3, 6, 9, and 12 month horizons.
  - Results in a different hedge strategy as total portfolio of businesses are considered in determining the hedge ratios
  - Provides balanced approach, as interest rates decline, income from lending will more than make up for run-off in the servicing portfolio due to prepayments

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Asset Quality Update Domestic consumer held for investment portfolio ($69.9 billion*) Concentrated in nonprime products Highly diversified in terms of MSA and geographic concentration Demonstrated improving trends in FICO and LTVs No significant deterioration in credit from prior periods beyond what would be expected based on factors such as seasoning and direct impact of one time events such as Hurricane Katrina Credit risk on commercial lending portfolio remains solid ($12.6 billion*) International consumer portfolio ($3.9 billion*) Concentrated in the UK and Continental Europe with nonprime products Historical UK credit performance better than peers and industry index * Amounts as of 3/31/2006

Liquidity and Funding

Liquidity and Funding Update Progress on dollar denominated funding programs Became an SEC registrant as of September 2005 Filed USD 12 billion shelf registration statement and have issued USD 5.5 billion Completed first subordinated debt offering in April 2006 for USD 1 billion Progress on non-dollar denominated funding programs Canada: Syndicated a CAD 410 million revolving credit facility in December 2005 and completed CAD 250 million private placement debt in May of 2006 Mexico: Launched a dual bond program with a MXN 8 billion shelf in December 2005 Europe: Priced dual-tranche GBP 400 million and EUR 750 million in May of 2006 ResCap has eliminated all GMAC domestic borrowings and will be in a position to repay all existing non-dollar denominated affiliated debt upon settlement of the Euro and Sterling bond offering that was priced on 5/11/2006

Reduction in GMAC Borrowings Before Recapitalization & Bank Syndication* After Bank Facilities and Inaugural Bond Offering After April Bond Offering 13.2 6.8 $ in Billions * Amounts as of 6/24/05 - Pro Forma International Borrowings from GMAC Domestic Borrowings from GMAC Subordinated debt 4.6 ResCap has shown strong access to unsecured debt markets and will eliminate all GMAC borrowings upon settlement of our Euro and Sterling bond offering Reduction in GMAC borrowings After February Bond Offering 51 After Closing of EUR and GBP Bond Offering Offering Offering Offering Offering Offering

Improvement in Debt Capital Structure Replaced affiliated overnight borrowings with term debt structure ResCap's operations are supported by a liquidity portfolio of over $1.8 billion and undrawn bank facilities of $1.75 billion as of 3/31/06 Committed secured capacity is $31.0 Billion with $14.7 Billion unused as of 3/31/06 Long-term unsecured debt went from 0% prior to recapitalization to 12% as of 3/31/06 prior to recapitalization to 12% as of 3/31/06 prior to recapitalization to 12% as of 3/31/06 prior to recapitalization to 12% as of 3/31/06 prior to recapitalization to 12% as of 3/31/06 prior to recapitalization to 12% as of 3/31/06 prior to recapitalization to 12% as of 3/31/06 prior to recapitalization to 12% as of 3/31/06 prior to recapitalization to 12% as of 3/31/06 prior to recapitalization to 12% as of 3/31/06 prior to recapitalization to 12% as of 3/31/06 prior to recapitalization to 12% as of 3/31/06 1) Includes on-balance sheet financings and excludes off-balance sheet financings 2) Includes Euro and Sterling bond offering priced on May 11, 2006 Borrowings1 as of 3/31/06 $104.8 Billion Unsecured Debt Maturity Profile as of 5/12/062 2007 2008 2010 2011 2015 2013 2009 2006 2012 2012

Funding Diversity ResCap's unsecured bond offerings and bank syndication have helped improve funding diversity while further reducing reliance on affiliate borrowings affiliate borrowings affiliate borrowings affiliate borrowings Total Funding* as of 3/31/05 $154.3 Billion Total Funding* as of 3/31/06 $198.0 Billion Unsecured Borrowings Borrowing from Affiliate Bank Term Loan Deposits Secured Borrowings On-Balance Sheet Financings Off-Balance Sheet Financings * Includes off-balance sheet financings * Includes off-balance sheet financings

Commitment to Bondholders

Strong Operating Agreement between ResCap and GMAC provides protections to bondholders

Board of Directors	■ Composition—4 GMAC, 3 ResCap, 2 Independent ■ Independent directors ▶ Thomas Jacob—Former chairman/CEO of Chase Manhattan Mortgage Corporation ▶ Thomas Melzer—Former president and CEO of the Federal Reserve Bank of St. Louis ■ Audit committee chaired by an independent director (Mr. Jacob)
Payment Restrictions	■ Minimum net worth test of $6.5 billion ■ Dividend payout ratio capped at 50% of cumulative net income ■ GMAC converted $5.0 billion of borrowings to sub-debt; repayment is restricted to proceeds from new subordinated debt, equity, retained earnings or 50% of net proceeds of new senior unsecured debt . Up to $500 million of sub-debt can be repaid at any time
Separateness	■ ResCap cannot guarantee indebtedness of, or make any investment in, GMAC/GMAC Affiliates ■ Intercompany financial transactions must be at arms-length ■ Separate management, books and records; no commingling of assets etc.
Creditor Rights	■ Senior bondholders are named beneficiaries of the operating agreement ■ Senior bondholders can sue for specific performance ■ Both independent directors' vote required for any Operating Agreement changes that materially and adversely affect senior bondholders ■ Independent directors instructed to consider senior bondholders' interests and ResCap in approving any changes that materially and adversely affect senior bondholders

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Unsecured Offerings - Investors Unsecured Offerings - Investors More than 625 investors have participated in ResCap senior and subordinated unsecured programs as of 5/12/2006 Investor Diversification by Geography Investor Diversification by Type Type Type

ResCap Bond Performance Since Initial Issue ResCap spreads have improved dramatically and more closely follow BBB finance spreads ResCap Bond Performance Since Initial Issue At Issue - June 2005 2 Yr: 3ML +138 bps 5 Yr: Tsy +263 bps 10 Yr: Tsy +293 bps As of 5/12/2006 2 Yr: 3ML +93 bps 5 Yr: Tsy +154 bps 10 Yr: Tsy +160 bps 5 Yr BBB Index: 113 bps 10 Yr BBB Index: 124 bps bps ResCap Bond Performance Since Initial Issue 61 61

Successful ResCap Issuance Strategy Successful ResCap Issuance Strategy In approaching the capital markets, ResCap has sought to optimize the structure, timing, and size of our debt issuances U.S. Dollar Bond Deal of the Year Fixed Income Deal of the Year Investment Grade Bond Deal of the Year Bond Deal of the Year Bond Deal of the Year

Investor Communication

Investor Communication

ResCap is committed to continuing to enhance our communication

- **Website: www.rescapholdings.com**
- **Email: investorrelations@rescapholdings.com (Sign up online to receive email alerts as new information about ResCap becomes available)**
- **Bloomberg ticker: RESCAP <CORP> Go**
- **Investor hotline: 1-888-440-8851 (U.S.) or 1-952-857-7428**
- **ResCap is a SEC registrant**
  - As a public registrant, we are providing to the market detailed quarterly and annual information through our Form 10-Qs and Form 10-K
  - We let the market know of certain material developments through the public filing of Form 8-Ks
- **Wall Street research analysts and industry publications have initiated public coverage of ResCap including:**
  - Bank of America – John Guarnera
  - Barclays Capital – Mark Girolamo
  - Creditsights – David Hendler
  - Gimme Credit – Kathleen Bochman
  - HSBC – Van Hesser
  - JP Morgan – Kabir Caprihan
  - Lehman Brothers – Jonathan Glionna
- **Hosted first ResCap investor/analyst conference in December 2005**

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Company Websites Company Web Address Information on site www.rescapholdings.com Company overview Leadership team Segments & site links SEC Filings & Financials Presentations Press releases www.gmacrfc.com (click on Institutional Investors on left of page to enter issuance section) Company information Deal documents Distribution statements Deal level collateral and performance information Loan level (US only) Analytical Tool (US only) Vintage analysis (US only) www.gmacmortgage.com www.gmacmbond.com Company information Deal level collateral and performance information ResCap and the business segments maintain multiple websites to provide a variety of company information to our secured and unsecured investors.

Appendix

U.S. Market Presence Category CY02 CY03 CY04 CY05 1Q06 MBS/ABS Issuance1 3 1 4 5 3 Originations2 5 5 6 6 5 Conforming2 7 6 6 7 TBD Jumbo2 8 6 5 7 TBD Subprime2 7 10 11 9 TBD FHA/VA2 14 12 7 6 TBD Servicing2,3 6 5 7 6 6 Subservicing4 8 8 7 3 TBD Warehouse Lending5 1 1 1 1 1 We are a leading player in the U.S. Real Estate Finance Market Source: Inside MBS/ABS Source: Inside Mortgage Finance Includes Subservicing portfolio Source: National Mortgage News 5) Source: Company estimate ResCap Rankings

A track record of consistent commitment, execution and diversified product offerings in the global securitization markets Securitization Activity 1) See Appendix for Securitization Program descriptions 2) Issuance excludes NIMS, resecuritizations and other issuer transactions. Single seller deals for EFC and NC are included in RAMP RS series and AHL and EMX deals are included in RASC KS series . 3) Source: www.gmacrfc.com and www.gmacmbond.com Issuance by Year (In Billions) Cumulative Issuance (In Billions) ResCap Issuance1,2,3 As of March 31, 2006 NCA Subprime Seasoned Loans HELOC 2nd Lien 125 CLTV HEL Closed-End 2nd Lien Germany UK Netherlands Mexico Canada Canada

Note: Does not include private issuance U.S. Securitization Programs GMAC Residential As of March 31, 2006 Newly Originated 2nd Lien Newly Originated 1st Lien Seasoned Year of First Issue Product Prime 1999 Prime 2005 Prim e 2000 Prime GMACM J & AR GMACM AF & AA GMACM HLTV GMACM HE Issuer YTD Issuance (in Millions) $1,432 $0 $230 Prime 2001 GMACM GH $0 $1,275 2000 Non- Conforming Jumbo A Alt-A High CLTV Second Lien Loans (125% max) Home Equity Second Lien Loans & Lines Credit Type Scratch & Dent Cumulative Issuance (in Billions) $19.9 $0.8 $2.2 $0.9 $21.2

As of March 31, 2006 Newly Originated 2nd Lien Newly Originated 1st Lien Seasoned Note: Does not include private issuance U.S. Securitization Programs Residential Capital Group/GMAC-RFC Year of First Issue Product Prime 1986 Prime 1995 Prime 2000 Non-Prime 2000 Non-Prime 1995 Prim e 1997 Prime RFMSI S & SA RALI QS, QA & QO RAMP RZ RAMP RS, EFC & NC RASC KS, AHL & EMX RFMSII HI RFMSII HS & HSA Issuer YTD Issuance (in Millions) $1,240 $5,395 $500 $4,440 $4,020 $216 Prime to Non-Prime 2004 RAAC SP $289 $914 1996 Jumbo A Alt-A High LTV First Lien Mortgages (107% max) NCA (Negotiated Conduit Asset) Subprime High CLTV Second Lien Loans (125% max) Home Equity Second Lien Loans & Lines Credit Type Seasoned Portfolio Loans Cumulative Issuance (in Billions) $134.6 $66.5 $9.8 $50.5 $77.2 $11.2 $2.6 $11.2

As of March 31, 2006 International 1st Lien Programs Note: Does not include private issuance International Securitization Programs International Business Group/GMAC-RFC Year of First Issue Product Prime to Non-Prime 1998 Prime 2004 Non-Prime 2003 Prime 2002 Prime 2005 RMAC UK CMAC Canada MXMAC Mexico EMAC Netherlands EMAC Germany Issuer YTD Issuance (in Millions) $2,084 $410 $48 $0 $0 Non- Conforming Alt-A Subprime Conventional Alt-A Credit Type Cumulative Issuance (in Billions) $22.7 $1.2 $0.4 $5.6 $0.4